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                                                                EXHIBIT 10.11(b)

                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT ("Agreement") is made as of the 1st day of October, 2004, by CITIZENS INSURANCE COMPANY OF AMERICA, a Colorado insurance corporation ("CICA"), in favor of REGIONS BANK, an Alabama banking corporation ("Bank").

                                   BACKGROUND.

      Pursuant to the Loan Agreement, Borrower will receive a loan from Bank in the principal amount of $30,000,000 and will use the proceeds of such loan to purchase a surplus debenture issued by CICA in the original principal amount of $30,000,000. CICA will use the proceeds of such surplus debenture to pay a portion of the purchase price for all of the authorized, issued and outstanding capital stock of SPLIC. Upon the acquisition of such stock, SPLIC shall be a wholly-owned Subsidiary of CICA. CICA is a wholly-owned Subsidiary of Borrower. It is a condition precedent to the making of the loan by Bank to Borrower that CICA execute and deliver this Agreement.

                                   AGREEMENT.

      For value received, CICA hereby agrees with Secured Party as follows:

      1. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings indicated below:

            (a) The term "Borrower" shall mean Citizens, Inc., a Colorado corporation.

            (b) The term "Code" shall mean the Uniform Commercial Code as in effect in the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time.

            (c) The term "Collateral" shall mean all of the following property of CICA, whether now owned or hereafter acquired: (a) any and all shares of capital stock and other equity interest of SPLIC (including but not limited to the capital stock described on Schedule A), which shall be not less than 100% of issued and outstanding capital stock or other equity interests of SPLIC, (b) all certificates, instruments and/or other documents evidencing the foregoing, (c) all renewals, replacements and substitutions of all of the foregoing, (d) all Additional Property (as hereinafter defined), and (e) all products and proceeds of all of the foregoing. The designation of proceeds does not authorize CICA to sell, transfer or otherwise convey any of the foregoing property. The delivery at any time by CICA to Secured Party of any property as a pledge to secure payment or performance of any indebtedness or obligation whatsoever shall also constitute a pledge of such property as Collateral hereunder.

            (d) The term "CICA" shall mean Citizens Insurance Company of America, a Colorado insurance corporation.

            (e) The term "Indebtedness" shall mean all indebtedness, obligations and liabilities of Borrower to Secured Party of any kind or character, now existing or

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      hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, and regardless of whether such indebtedness, obligations and liabilities may, prior to their acquisition by Secured Party, be or have been payable to or in favor of a third party and subsequently acquired by Secured Party (it being contemplated that Secured Party may make such acquisitions from third parties), including without limitation all indebtedness, obligations and liabilities of Borrower to Secured Party now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, purchase, overdraft, discount, indemnity agreement or otherwise, including without limitation that certain promissory note of Borrower, dated as of March 22, 2004, payable to the order of Secured Party in the original principal amount of $30,000,000, and any and all amendments, renewals, extensions, modifications, supplements and restatements thereof, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Borrower to Secured Party under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and
      (ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above, and all amounts that would be owed by Borrower under any Loan Document but for the fact that such amounts are unenforceable or not allowable due to the existence of a proceeding pursuant to any CICA Relief Law (as defined in the Loan Agreement) involving CICA or any Person (including all such amounts that would become due or would be secured but for the filing of any petition, or the commencement of any proceeding, under CICA Relief Laws.

            (f) The term "Loan Agreement" shall mean that certain Loan Agreement between Borrower, as the borrower, and Secured Party, as the lender, dated as of March 22, 2004, and any and all amendments, renewals, extensions, modifications, supplements and restatements thereof.

            (g) The term "Loan Documents" shall mean all instruments and documents evidencing, securing, governing, guaranteeing and/or pertaining to the Indebtedness, as such instruments and documents may be amended, renewed, extended, modified, supplemented, or restated from time to time.

            (h) The term "Obligated Party" shall mean any party other than CICA who secures, guarantees and/or is otherwise obligated to pay all or any portion of the Indebtedness.

            (i) The term "Secured Party" shall mean Bank, its successors and assigns, including without limitation, any party to whom Bank, or its successors or assigns, may assign its rights and interests under this Agreement.

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            (j)   The term "SPLIC" means Security Plan Life Insurance Company, a
      Louisiana insurance corporation.

All words and phrases used herein which are expressly defined in Section 1.201, Chapter 8 or Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201, Chapter 8 or Chapter 9 of the Code.

            2. SECURITY INTEREST. As security for the Indebtedness, CICA, for value received, hereby grants to Secured Party a continuing security interest in the Collateral.

            3. ADDITIONAL PROPERTY. Collateral shall also include the following property (collectively, the "Additional Property") which CICA becomes entitled to receive or shall receive in connection with any Collateral: (a) any stock certificate including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, combination of shares, stock split or spin-off; (b) any option, warrant, subscription or right, whether as an addition to or in substitution of any Collateral; (c) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property; (d) any interest or principal payments; and (e) any conversion or redemption proceeds; provided, however, that until the occurrence of an Event of Default (as hereinafter defined), CICA shall be entitled to all cash dividends and all principal and interest paid on the Collateral free of the security interest created under this Agreement. All Additional Property received by CICA shall be received in trust for the benefit of Secured Party. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by CICA, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the terms of this Agreement. If the Additional Property received by CICA shall be shares of stock or other securities, such shares of stock or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a bank or member firm of the New York Stock Exchange, all in form and substance satisfactory to Secured Party. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.

            4. VOTING RIGHTS. As long as no Event of Default shall have occurred hereunder and subject to Section 11(i), any voting rights incident to any stock or other securities pledged as Collateral may be exercised by CICA; provided, however, that CICA will not exercise, or cause to be exercised, any such voting rights, without the prior written consent of Secured Party, if the direct or indirect effect of such vote will result in an Event of Default hereunder.

            5. MAINTENANCE OF COLLATERAL. Other than the exercise of reasonable care to assure the safe custody of any Collateral in Secured Party's possession from time to time, Secured Party does not have any obligation, duty or responsibility with respect to the Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing CICA with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether

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conversion, redemption or otherwise) with respect to the Collateral unless (i)
CICA makes written demand to Secured Party to do so, (ii) such written demand is received by Secured Party in sufficient time to permit Secured Party to take the action demanded in the ordinary course of its business, and (iii) CICA provides additional collateral, acceptable to Secured Party in its sole discretion; (c) collect any amounts payable in respect of the Collateral (Secured Party being liable to account to CICA only for what Secured Party may actually receive or collect thereon); (d) sell all or any portion of the Collateral to avoid market loss; (e) sell all or any portion of the Collateral unless and until (i) CICA makes written demand upon Secured Party to sell the Collateral, and (ii) CICA provides additional collateral, acceptable to Secured Party in its sole discretion; or (f) hold the Collateral for or on behalf of any party other than CICA.

      6. REPRESENTATIONS AND WARRANTIES. CICA hereby represents and warrants the following to Secured Party:

            (a) Due Authorization. The execution, delivery and performance of this Agreement and all of the other Loan Documents by CICA have been duly authorized by all necessary corporate action of CICA, to the extent CICA is a corporation, or by all necessary partnership action, to the extent CICA is a partnership.

            (b) Enforceability. This Agreement and the other Loan Documents constitute legal, valid and binding obligations of CICA, enforceable in accordance with their respective terms, except as limited as to enforcement of remedies by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

            (c) Ownership and Liens. CICA has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. CICA has not executed any other security agreement currently affecting the Collateral and no financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party.

            (d) No Conflicts or Consents. Neither the ownership, the intended use of the Collateral by CICA, the grant of the security interest by CICA to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, (B) the articles or certificate of incorporation, charter, bylaws or partnership agreement, as the case may be, of CICA, or (C) any agreement, judgment, license, order or permit applicable to or binding upon CICA or otherwise affecting the Collateral, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of CICA or of any person except as may be expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by CICA of

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      the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

            (e) Security Interest. CICA has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral.

            (f) Location/Identity. CICA's residence or chief executive office, as the case may be, and the office where the records concerning the Collateral are kept is located at its address set forth on the signature page hereof. CICA's exact legal name, entity type, state of organization, federal taxpayer identification number and organizational number issued by the appropriate authority of the State of Colorado (the "Organizational Information") are as set forth on the signature page hereof. CICA is not organized in more than one jurisdiction. Except as specified herein, the Organizational Information shall not change. During the five years preceding the date of this Agreement, CICA has not had or operated under any name other than its name as stated on the signature page of this Agreement, has not been organized under the laws of any jurisdiction other than Colorado, has not been organized as a type of entity other than an insurance corporation and the chief executive office of CICA has not been located at any address other than as set forth on the signature page hereof.

            (g) Solvency of CICA. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by CICA at the time of the execution of this Agreement, (i) CICA is and will be solvent, (ii) the fair saleable value of CICA's assets exceeds and will continue to exceed CICA's liabilities (both fixed and contingent), (iii) CICA is and will continue to be able to pay its debts as they mature, and (iv) if CICA is not an individual, CICA has and will have sufficient capital to carry on CICA's businesses and all businesses in which CICA is about to engage.

            (h) Nature of Ownership. CICA is the registered owner of the securities pledged as Collateral and a certificate has been issued in CICA's name to evidence CICA's ownership in such securities.

            (i) Securities. Any certificates evidencing securities pledged as Collateral are valid and genuine and have not been altered. All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which CICA or the issuer thereof is bound. No restrictions or conditions exist with respect to the transfer or voting of any securities pledged as Collateral, except as has been disclosed to Secured Party in writing. No issuer of such securities has any outstanding stock rights, rights to subscribe, options, warrants or convertible securities outstanding or any other rights outstanding entitling any party to have issued to such party capital stock of such issuer, except as has been disclosed to Secured Party in writing. Schedule A contains a complete and correct description of each certificate or other instrument included in or

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      evidencing Collateral. Schedule B is a complete and correct list of the exact name of the issuer of all Collateral described on Schedule A, its jurisdiction of organization, its federal taxpayer identification number, and the authorized, issued and outstanding capital stock of such issuer. CICA's interest in such issuer is as stated on Schedule A.

            (j) Benefit. This Agreement may reasonably be expected to benefit, directly or indirectly, CICA, and the Board of Directors of CICA has determined that this Agreement may reasonably be expected to benefit, directly or indirectly, CICA. CICA is familiar with, and has independently reviewed the books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be security for the payment of all or any part of the Indebtedness; provided, however, CICA is not relying on such financial condition or collateral as an inducement to enter into this Agreement.

      7. AFFIRMATIVE COVENANTS. CICA will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

            (a) Ownership and Liens. CICA will maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the other Loan Documents. CICA will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. CICA will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party. CICA will defend at its expense Secured Party's right, title and security interest in and to the Collateral against the claims of any third party.

            (b) Inspection of Books and Records. CICA will keep adequate records concerning the Collateral and will permit Secured Party and all representatives and agents appointed by Secured Party to inspect CICA's books and records of or relating to the Collateral at any time during normal business hours, to make and take away photocopies, photographs and printouts thereof and to write down and record any such information.

            (c) Adverse Claim. CICA covenants and agrees to promptly notify Secured Party of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest created hereunder and, at CICA's expense, defend Secured Party's security interest in the Collateral against the claims of any third party. CICA also covenants and agrees to promptly deliver to Secured Party a copy of all written notices received by CICA with respect to the Collateral, including without limitation, notices received from the issuer of any securities pledged hereunder as Collateral.

            (d) Delivery of Instruments and/or Certificates. Contemporaneously herewith, CICA covenants and agrees to deliver to Secured Party any certificates, documents or instruments representing or evidencing the Collateral, together with

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      CICA's endorsement thereon and/or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a bank or member firm of the New York Stock Exchange, all in form and substance satisfactory to Secured Party. If required by Secured Party, CICA also covenants and agrees to cooperate with Secured Party in registering the pledge of the securities pledged as Collateral with the issuer of such securities.

            (e) Further Assurances. CICA will from time to time at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation, executing and filing such financing or continuation statements, or any amendments thereto.

      8. NEGATIVE COVENANTS. CICA will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

            (a) Transfer or Encumbrance. CICA will not (i) sell, assign (by operation of law or otherwise) or transfer CICA's rights in any of the Collateral, (ii) grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Secured Party, or (iii) deliver actual or constructive possession of any certificate, instrument or document evidencing and/or representing any of the Collateral to any party other than Secured Party.

            (b) Impairment of Security Interest. CICA will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party's security interest in any Collateral.

            (c) Dilution of Ownership. As to any securities pledged as Collateral, CICA will not consent to or approve of the issuance of (i) any additional shares of any class of securities of such issuer (unless immediately upon issuance additional securities are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issuance in at least the same percentage of such issuer's outstanding securities as Secured Party had before such issuance), (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities.

            (d) Restrictions on Securities. CICA will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer,

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      voting or control of any securities pledged as Collateral, except as consented to in writing by Secured Party.

      9. RIGHTS OF SECURED PARTY. Secured Party shall have the rights contained in this Section at all times during the period of time this Agreement is effective.

            (a) Power of Attorney. CICA hereby irrevocably appoints Secured Party as CICA's attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of CICA and in the name of CICA or otherwise, to take any action and to execute any instrument which Secured Party may from time to time in Secured Party's discretion deem necessary or appropriate to accomplish the purposes of this Agreement (subject to Section 11(i)), including without limitation, the following action: (i) transfer any securities, instruments, documents or certificates pledged as Collateral in the name of Secured Party or its nominee; (ii) use any interest, premium or principal payments, conversion or redemption proceeds or other cash proceeds received in connection with any Collateral to reduce any of the Indebtedness; (iii) exchange any of the securities pledged as Collateral for any other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, and, in connection therewith, to deposit and deliver any and all of such securities with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as Secured Party may deem necessary or appropriate;
      (iv) exercise or comply with any conversion, exchange, redemption, subscription or any other right, privilege or option pertaining to any securities pledged as Collateral; provided, however, except as provided herein, Secured Party shall not have a duty to exercise or comply with any such right, privilege or option (whether conversion, redemption or otherwise) and shall not be responsible for any delay or failure to do so; and (v) file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral.

            (b) Performance by Secured Party. If CICA fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by CICA on demand.

Notwithstanding any other provision herein to the contrary, Secured Party does not have any duty to exercise or continue to exercise any of the foregoing rights and shall not be responsible for any failure to do so or for any delay in doing so.

      10. EVENTS OF DEFAULT. Each of the following constitutes an "Event of Default" under this Agreement:

            (a) Failure to Pay Indebtedness. The failure, refusal or neglect of Borrower to make any payment of principal or interest on the Indebtedness, any other amounts due under the Loan Documents, or any portion thereof, as the same shall become due and payable; or

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            (b)   Non-Performance of Covenants. The failure of Borrower or any
      Obligated Party to punctually and properly perform, observe, or comply with any covenant, agreement, warranty or condition required herein or in any of the other Loan Documents; or

            (c) Default Under other Loan Documents. The occurrence of a default or an event of default under the Loan Agreement or any of the other Loan Documents; or

            (d) Misrepresentation. Any representation contained herein or in any of the other Loan Documents made by Borrower or any Obligated Party is false, misleading or erroneous in any material respect; or

            (e) Default to Third Party. The occurrence of any event which permits the acceleration of the maturity of any indebtedness owing by Borrower or any Obligated Party to any third party under any agreement or undertaking; or

            (f) Execution on Collateral. The Collateral or any portion thereof is taken on execution or other process of law in any action against CICA; or

            (g) Abandonment. CICA abandons the Collateral or any portion thereof; or

            (h) Action by Other Lienholder. The holder of any lien or security interest on any of the assets of CICA, including without limitation, the Collateral (without hereby implying the consent of Secured Party to the existence or creation of any such lien or security interest on the Collateral), declares a default thereunder or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder; or

            (i) Liquidation, Death and Related Events. If CICA or any Obligated Party is an entity, the liquidation, dissolution, merger or consolidation of any such entity or, if CICA or any Obligated Party is an individual, the death or legal incapacity of any such individual; or

            (j) Dilution of Ownership. The issuer of any securities constituting Collateral hereafter issues any shares of any class of capital stock (unless immediately upon issuance, additional securities are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issuance in at least the same percentage of such issuer's outstanding securities as Secured Party had before such issuance) or any options, warrants or other rights to purchase any such capital stock; or

            (k) Bankruptcy of CICA or Issuer. (i) The issuer of any securities constituting Collateral or CICA files a petition for relief under any CICA Relief Law or it or any of its property is the subject of a conservatorship, receivership or similar proceeding, (ii) an involuntary petition for relief is filed against any such issuer or CICA under any CICA Relief Law and such involuntary petition is not dismissed within thirty (30) days after the filing thereof, or (iii) an order for relief naming any such issuer or CICA is entered under any CICA Relief Law.

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      11.   REMEDIES AND RELATED RIGHTS. If an Event of Default shall have occurred, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section.

            (a) Remedies. Secured Party may from time to time at its discretion, without limitation and without notice except as expressly provided in any of the Loan Documents:

                  (i) exercise in respect of the Collateral all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral);

                  (ii) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

                  (iii) sell or otherwise dispose of, at its office, on the
            premises of CICA or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

                  (iv) buy the Collateral, or any portion thereof, at any public sale;

                  (v) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

                  (vi) apply for the appointment of a receiver for the Collateral, and CICA hereby consents to any such appointment; and

                  (vii) at its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise.

      CICA agrees that in the event CICA is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at CICA's address set forth on the signature page hereof, five (5) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. CICA further acknowledges and agrees that the redemption by Secured Party of any certificate of deposit pledged as Collateral shall be deemed to be a commercially reasonable disposition under Section 9.627(b) of the Code.

            (b) Private Sale of Securities. CICA recognizes that Secured Party may be unable to effect a public sale of all or any part of the securities pledged as Collateral because of restrictions in applicable federal and state securities or insurance laws and that Secured Party may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. CICA acknowledges that each any such private sale may be at prices and other terms less favorable then what might have been obtained at a public sale and, notwithstanding the foregoing, agrees that each such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer to register such securities for public sale under any federal or state securities laws. CICA further acknowledges and agrees that any offer to sell such securities which has been made privately in the manner described above to not less than five (5) bona fide offerees shall be deemed to "commercially reasonable" for the purposes of Section 9.627(b) of the Code, notwithstanding that such sale may not constitute a "public offering" under any federal or state securities laws and that Secured Party may, in such event, bid for the purchase of such securities.

            (c) Application of Proceeds. If any Event of Default shall have occurred, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:

                  (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Secured Party in connection with (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

                  (ii) to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

                  (iii) to the satisfaction of the Indebtedness;

                  (iv)  by holding such cash and proceeds as Collateral;

                  (v) to the payment of any other amounts required by applicable law (including without limitation, Section 9.615 of the Code or any other applicable statutory provision); and

                  (vi) by delivery to CICA or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

            (d) Deficiency. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Borrower and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents.

            (e) Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, CICA expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. CICA recognizes and concedes that non judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length. Nothing herein is intended to prevent Secured Party or CICA from resorting to judicial process at either party's option.

            (f) Other Recourse. CICA waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with CICA in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Secured Party. CICA further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. CICA further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full, CICA shall have no right of subrogation and CICA waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. CICA authorizes Secured Party, and without notice or demand and without any reservation of rights against CICA and without affecting CICA's liability hereunder or on the Indebtedness, to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party, and (v) release or substitute any third party.

            (g) Voting Rights. Upon the occurrence of an Event of Default, CICA will not exercise any voting rights with respect to securities pledged as Collateral. CICA hereby irrevocably appoints Secured Party as CICA's attorney-in-fact (such power of attorney being coupled with an interest) and proxy to exercise any voting rights with respect to CICA's securities pledged as Collateral upon the occurrence of an Event of Default.

            (h) Dividend Rights and Interest Payments. Upon the occurrence of an Event of Default:

                  (i) all rights of CICA to receive and retain the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 3 shall automatically cease, and all such rights shall thereupon become vested with Secured Party which shall thereafter have the sole right to receive, hold and apply as Collateral such dividends and interest payments; and

                  (ii) all dividend and interest payments which are received by CICA contrary to the provisions of clause (i) of this Subsection shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of CICA, and shall be forthwith paid over to Secured Party in the exact form received (properly endorsed or assigned if requested by Secured Party), to be held by Secured Party as Collateral.

            (i) Insurance Holding Company Laws. Because of laws and regulations governing change of control of insurance companies that may be applicable (collectively, the "Insurance Holding Company Laws"), certain purchasers of the Collateral at foreclosure may be required to obtain regulatory approval prior to a final and binding acquisition of the Collateral. The CICA acknowledges that such laws and regulations may adversely affect the purchase price to be paid by a purchaser of the Collateral, or any part thereof, at a private or public foreclosure sale, and that the Secured Party may (and is hereby authorized by the CICA to) modify the notices, advertisements, terms and procedures of any foreclosure sale of the Collateral in order to comply with Insurance Holding Company Laws. Without limiting the foregoing, the CICA acknowledges that the Secured Party may accept bids at foreclosure sale on a provisional basis, pending receipt by the successful bidder of necessary regulatory approvals under the Insurance Holding Company Laws. In addition, the CICA acknowledges that the Secured Party may (but shall not be required to) limit bidding at foreclosure sales to those parties which have demonstrated an ability to comply with requirements of the Insurance Holding Company Laws. Moreover, the CICA acknowledges that the Secured Party may require the successful bidder at a foreclosure sale to execute a purchase agreement, deposit a portion of the purchase price, and take other actions reflecting the requirements of the Insurance Holding Company Laws and the resulting delay in consummating a foreclosure sale.

      12.   MISCELLANEOUS.

            (a) Entire Agreement. This Agreement contains the entire agreement of Secured Party and CICA with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

            (b) Amendment. No modification, consent or amendment of any provision of this Agreement or any of the other Loan Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

            (c) Actions by Secured Party. The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by
      (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Indebtedness. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of CICA hereunder.

            (d) Waiver by Secured Party. Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by CICA therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on CICA in any case shall of itself entitle CICA to any other or further notice or demand in similar or other circumstances.

            (e) Costs and Expenses. CICA will upon demand pay to Secured Party the amount of any and all costs and expenses (including without limitation, attorneys' fees and expenses), which Secured Party may incur in connection with (i) the preparation of this Agreement and the perfection and preservation of the security interests granted under the Loan Documents to which CICA is a party, (ii) the administration of the Loan Documents, (iii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral,
      (iv) the exercise or enforcement of any of the rights of Secured Party under the Loan Documents, or (v) the failure by CICA to perform or observe any of the provisions hereof.

            (f) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN

      RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

            (g) Choice of Forum: Service of Process and Jurisdiction. Any suit, action or proceeding against CICA with respect to the Loan Documents or any judgment entered by any court in respect thereof, may be brought in the courts of the State of Texas, County of Travis, or in the United States courts located in the State of Texas as Secured Party may elect and CICA hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. CICA hereby irrevocably consents to the service of process in any suit, action or proceeding in said court by the mailing thereof by Secured Party by registered or certified mail, return receipt requested, postage prepaid, to CICA's address set forth on the signature page of this Agreement or any other address provided by CICA to Secured Party in writing. CICA hereby irrevocably waives any objections which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to the Loan Documents brought in the courts located in the State of Texas, County of Travis, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum.

            (h) Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

            (i) No Obligation. Nothing contained herein shall be construed as an obligation on the part of Secured Party to extend credit to CICA or continue to extend credit to Borrower.

            (j) Notices. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed to have been given or made (a) when personally delivered, (b) if mailed, when sent by registered or certified mail, postage prepaid, (c) if sent by a nationally recognized overnight delivery service, on the next business day after delivery to such service specifying delivery on the next business day or (d) if transmitted by telex, telecopier or facsimile machine, on the day that such notice is transmitted and received. The address of each party for the purposes hereof is set forth on the signature page of this Agreement.

            (k) Binding Effect and Assignment. This Agreement (i) creates a continuing security interest in the Collateral, (ii) shall be binding on CICA and the heirs, executors, administrators, personal representatives, successors and assigns of CICA, and (iii) shall inure to the benefit of Secured Party and its successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Loan Documents to any other party. CICA's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

            (l) Termination. It is contemplated by the parties hereto that from time to time there may be no outstanding Indebtedness, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Indebtedness. Upon (i) the satisfaction in full of the Indebtedness, (ii) the termination or expiration of any commitment of Secured Party to extend credit to Borrower, (iii) written request for the termination hereof delivered by to Secured Party, and (iv) written release delivered by Secured Party to CICA, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and CICA's written request, Secured Party will, at CICA's sole cost and expense, return to CICA such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to CICA such documents as CICA shall reasonably request to evidence such termination.

            (m) JURY TRIAL WAIVER. CICA AND SECURED PARTY EACH HEREBY WAIVE ANY RIGHT TO A JURY TRIAL WITH RESPECT TO ANY MATTER ARISING OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

            (n) Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

            (o) Gender and Number. Within this Agreement, words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

            (p) Descriptive Headings. The headings in this Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

            (q) Financing Statements. By signing below, CICA authorizes Secured Party to authenticate and file financing statements and/or amendments thereto and continuations thereof under the provisions of the Code.

            (r) Limitation. Notwithstanding anything in this Agreement to the contrary, the obligations of CICA under this Agreement shall be limited to a maximum aggregate amount equal to the largest amount that would not render CICA's obligations hereunder subject to avoidance as a fraudulent transfer or fraudulent conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of CICA, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement or contribution of CICA pursuant to applicable law, or any agreement providing for rights of subrogation, reimbursement or contribution in favor of CICA, or for an equitable allocation among CICA, Borrower, any other Obligated Party, and any other Person of obligations arising under guaranties or grants of collateral by such Persons.

             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

      EXECUTED as of the date first written above.

CICA's Address:                                 CICA:

Citizens Insurance Company of America           CITIZENS INSURANCE COMPANY OF
400 East Anderson Lane                          AMERICA,
Austin, Texas  78752                            a Colorado insurance corporation
Attention:  Mark A. Oliver, President

Federal taxpayer identification no.: ________   By:    /s/ Mark A. Oliver
Organizational identification no.: __________          -------------------------
                                                       Name:  Mark A. Oliver
                                                       Title: President

Secured Party's Address:

Regions Bank
4314 West Braker Lane, Suite 110
Austin, Texas  78759
Attention:  Todd A. Self

                                  SCHEDULE A TO
                               SECURITY AGREEMENT
                              DATED OCTOBER 1, 2004

The following property is a part of the Collateral as defined in Subsection
1(c):

      10,000 shares of common stock of Security Plan Life Insurance Company, a Louisiana insurance corporation, as evidenced by certificate no. 12 issued in the name of Citizens Insurance Company of America.

      As of the date of this Agreement, such common stock represents all of the authorized, issued and outstanding shares of common stock of Security Plan Life Insurance Company.

                                  SCHEDULE B TO
                               SECURITY AGREEMENT
                              DATED OCTOBER 1, 2004

Issuer Name:                      Security Plan Life Insurance Company

Jurisdiction of Incorporation:    Louisiana

Federal Taxpayer I.D. Number:     72-1308780

Authorized Capital Stock:         10,000 shares of common stock

Issued Capital Stock:             10,000 shares of common stock

Outstanding Capital Stock:        10,000 shares of common stock